Exhibit 99.1

23andMe Reaches Agreement for Sale of Business to TTAM Research Institute Following Final Round of Bidding in Court-Approved Sale Process

TTAM Commits to Comply with Company’s Privacy Policy and All Applicable Laws

TTAM Commits to Adopting Additional Consumer Protections and Privacy Safeguards to Enhance Protections for Customer Data and Privacy

No Changes to 23andMe’s Privacy Policy or Consumer Genome Services

Transaction Subject to Court Approval

SAN FRANCISCO — June 13, 2025 — 23andMe Holding Co. (“23andMe” or the “Company”) (OTC: MEHCQ), a leading human genetics and biotechnology company, today announced that it has entered into a definitive agreement with TTAM Research Institute (“TTAM”), a nonprofit public benefit corporation based in California and led by 23andMe Co-Founder and former CEO Anne Wojcicki, for the sale of substantially all of the Company’s assets, including the Personal Genome Service (PGS) and Research Services business lines and the Lemonaid Health business, for a purchase price of $305 million.

The agreement with TTAM is the result of a final round of bidding that occurred earlier today between TTAM and Regeneron Pharmaceuticals, Inc. (“Regeneron”) (NASDAQ: REGN). The final round of bidding was conducted according to procedures approved by the U.S. Bankruptcy Court for the Eastern District of Missouri (the “Court”) and designed to allow the Special Committee of 23andMe’s Board of Directors to obtain, consistent with its fiduciary duties, the most value-maximizing transaction for the Company’s stakeholders. At the conclusion of the final round of bidding, TTAM was selected as the winning bidder and Regeneron was selected as the backup bidder.

The transaction is aligned with 23andMe’s Privacy Statements as TTAM has affirmed its commitment to comply with the Company’s privacy policies and applicable law, process all customer personal data in accordance with the consents, privacy policies and statements, terms of service, and notices currently in effect, and have security controls in place designed to protect such data.

In addition, TTAM has made binding commitments to adopt additional consumer protections and privacy safeguards to enhance protections for customer data and privacy, including:

1.	Customer Data Rights: TTAM will honor 23andMe’s existing policies that allow individuals to delete their account and genetic data and opt-out of research in perpetuity;

2.

Customer Notification: With 23andMe’s cooperation, all customers will be emailed at least two business days before closing with details on TTAM’s role, TTAM’s commitment to privacy choices, and instructions on how to delete data or opt out of research;

3.

Data Transfer Restrictions: TTAM will not sell or transfer genetic data in connection with a subsequent bankruptcy or change of control unless the recipient is a qualified domestic entity that adopts TTAM’s privacy policies and complies with all laws;

4.	Privacy Advisory Board: Within 90 days of the closing, TTAM will establish a Consumer Privacy Advisory Board;

5.

Privacy Procedures and Reporting: TTAM will implement privacy procedures, notify customers of material changes, mitigate data breaches, and prepare annual reports to be made available to Attorneys General upon request;

6.	Identity Theft Monitoring: TTAM will offer customers two years of free Experian identity theft monitoring; and

7.

Research and Donations: TTAM will continue 23andMe’s policy of allowing de-identified data to be used for scientific and biomedical research to research scholars at academic universities and other nonprofits and refuse donations from individuals or companies in specified countries.

Upon Court approval of the proposed transaction, the definitive agreement with TTAM will fully replace and nullify the previously announced acquisition and underlying asset purchase agreement with Regeneron to acquire 23andMe for $256 million.

“We are pleased that the competitive bidding process has resulted in significantly more value to our stakeholders while enhancing critical protections around customer privacy, choice and consent with respect to their genetic data,” said Mark Jensen, Chair of the Board and member of the Special Committee of the Board of Directors of 23andMe. “As 23andMe’s founder, Ms. Wojcicki is well positioned to advance the Company’s founding vision of helping people access, understand and gain health benefits through greater understanding of the human genome. We will work to complete the transaction quickly so that 23andMe can begin its next chapter as a nonprofit.”

“I am thrilled that TTAM Research Institute will be able to continue the mission of 23andMe to help people access, understand and benefit from the human genome. We believe it is critical that individuals are empowered to have choice and transparency with respect to their genetic data and have the opportunity to continue to learn about their ancestry and health risks as they wish,” said Ms. Wojcicki. “The 23andMe community of consented individuals will also have the opportunity to be part of making novel genetic discoveries that improve our knowledge of DNA – the code of life – and the health and wellness of everyone. I remain committed to the 23andMe community and driving forward this mission. The future of healthcare belongs to all of us.”

The proposed transaction remains subject to approval by the Bankruptcy Court and customary closing conditions. A Court hearing to consider approval of the transaction is currently scheduled for June 17, 2025, and the transaction is expected to close in the coming weeks.

Additional information regarding 23andMe’s Chapter 11 filing, proceedings and claims process is available at https://restructuring.ra.kroll.com/23andMe. Questions about the claims process should be directed to the Company’s claims agent, Kroll, at 23andMeInfo@ra.kroll.com or by calling (888) 367-7556.

Advisors

Paul, Weiss, Rifkind, Wharton & Garrison LLP and Carmody MacDonald P.C. are serving as legal counsel to 23andMe and Alvarez & Marsal North America, LLC as restructuring advisor. Moelis & Company LLC is serving as investment banker to the Company and the Special Committee of 23andMe’s Board of Directors. Reevemark and Scale are serving as communications advisors to the Company.

Skadden, Arps, Slate, Meagher & Flom LLP, Kirkland & Ellis LLP, Arnold & Porter Kaye Scholer LLP and and Quinn Emanuel Urquhart & Sullivan LLP are serving as legal advisors to TTAM Research Institute. TD Cowen LLP is serving as financial advisor to TTAM Research Institute.

About 23andMe

23andMe is a genetics-led consumer healthcare and biotechnology company empowering a healthier future. For more information, please visit www.23andme.com.

About TTAM Research Institute

The TTAM Research Institute is a nonprofit medical research organization dedicated to helping scientists and non-scientists join together to unravel the mysteries of DNA—the code of life. TTAM believes everyone should have the opportunity to access their individual genetic code and be empowered to contribute it to scientific research. The TTAM Research Institute was founded and is led by Anne Wojcicki.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included or incorporated in this press release are forward-looking statements. The words “believes,” “anticipates,” “estimates,” “plans,” “expects,” “intends,” “may,” “could,” “should,” “potential,” “likely,” “projects,” “predicts,” “continue,” “will,” “schedule,” and “would” or, in each case, their negative or other variations or comparable terminology, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are predictions based on 23andMe’s current expectations and projections about future events and various assumptions. 23andMe cannot guarantee that it will actually achieve the plans, intentions, or expectations disclosed in its forward-looking statements and you should not place undue reliance on 23andMe’s forward-looking statements. These forward-looking statements involve a number of risks, uncertainties (many of which are beyond the control of 23andMe), or other assumptions that may cause actual results or performance to differ materially from those expressed or implied by these forward-looking statements, which could include the following: risks and uncertainties relating to the Company’s Chapter 11 case (the “Chapter 11 case”), including but not limited to, the Company’s ability to obtain Court approval with respect to motions in the Chapter 11 case, the effects of the Chapter 11 case on the Company and on the interests of various constituents, Court rulings in the Chapter 11 cases and the outcome of the Chapter 11 cases in general, the debtors’ ability to complete the sale of substantially all of their assets to Regeneron under Section 363 of the Bankruptcy Code, the length of time the Company will operate under the Chapter 11 case, risks associated with any third-party motions in the Chapter 11 case, the potential adverse effects of the Chapter 11 case on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s reorganization; whether the Company will emerge, in whole or in part, from the Chapter 11 case as a going concern; trading price and volatility of the Company’s Class A common stock, $0.0001 par value per share (the “Common Stock”); and the continuation of trading of the Common Stock on the OTC Pink Market, including whether broker-dealers will continue to provide public quotes of the Common Stock on the OTC Pink Market, whether the trading volume of the Common Stock will be sufficient to provide for an efficient trading market, and whether quotes for the Common Stock will continue on this market in the future. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including under Item 1A, “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as filed with the SEC, and as revised and updated by our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The statements made herein are made as of the date of this press release and, except as may be required by law, 23andMe undertakes no obligation to update them, whether as a result of new information, developments, or otherwise.

Contact Information

investors@23andme.com

press@23andme.com